Assets and Liabilities Held for Sale	12 Months Ended
Dec. 31, 2019
Text Block [Abstract]
Assets and Liabilities Held for Sale
22.	Assets and liabilities held for sale

Non-current
assets and groups of assets and liabilities which comprise disposal groups are classified as ‘held for sale’ when all of the following criteria are met: a decision has been made to sell; the assets are available for sale immediately; the assets are being actively marketed; and a sale has been agreed or is expected to be concluded within 12 months of the balance sheet date.
Immediately prior to classification as held for sale, the assets or groups of assets are remeasured in accordance with the Group’s accounting policies. Subsequently, assets and disposal groups classified as held for sale are valued at the lower of book value or fair value less disposal costs. Assets held for sale are neither depreciated nor amortised.

	€ million	€ million
	2019	2018
	Total	Total

Disposal groups held for sale (a)
Goodwill and intangibles	3	82
Property, plant and equipment	13	19
Inventories	9	8
Trade and other receivables	1	2
Other	3	4

	29	115

Property, plant and equipment held for sale (b)	53	4
Assets held for sale	82	119

Liabilities held for sale	1	11

(a)	In 2018, disposal groups held for sale consists of assets mainly relating to Alsa baking and dessert business which was disposed during 2019.
(b)	2019 includes manufacturing assets held for sale in various countries.